Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Fidelity Bancorp, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, we, Richard G. Spencer, Chief Executive Officer, and Lisa L. Griffith, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



/s/Richard G. Spencer                                  /s/Lisa L. Griffith
-----------------------                                -----------------------
Richard G. Spencer                                     Lisa L. Griffith
Chief Executive Officer                                Chief Financial Officer




February 13, 2007